Exhibit 31.2

OSCIENT PHARMACEUTICALS CORPORATION

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Philippe M. Maitre, Executive Vice President and Chief Financial Officer of Oscient Pharmaceuticals Corporation, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Oscient Pharmaceuticals Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ PHILIPPE M. MAITRE
Philippe M. Maitre Executive Vice President & Chief Financial Officer

Date: April 29, 2009